SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 22, 2004

                               STATE BANCORP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

             New York                      0-14874           11-2846511
     --------------------------------------------------------------------------
     (State or other jurisdiction of     (Commission       (I.R.S. Employer
      incorporation or organization)      File Number)      Identification No.)

           699 Hillside Avenue, New Hyde Park, NY            11040-2512
         ---------------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number including area code: (516) 437-1000
                                                           --------------
                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 22, 2004, the Company issued the earnings release for the period ended September 30, 2004, furnished herewith as Exhibit 99.1.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1 Press release issued by the Company on October 22, 2004 announcing its earnings for the period ended September 30, 2004


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      STATE BANCORP, INC.


DATE:    October 22, 2004


                                      By: s/Brian K. Finneran
                                          --------------------------------------
                                          Brian K. Finneran, Secretary/Treasurer